UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Intra-Cellular Therapies, Inc.

(Name of Registrant as Specified In Its Charter)

Johnson & Johnson

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

The following is a presentation prepared and presented by Johnson & Johnson, a New Jersey corporation (the “Company”), during a town hall held with employees of Intra-Cellular Therapies, Inc. (“ITI”) on February 25, 2025, relating to the Company’s entry into a definitive agreement to acquire ITI.

We're excited to join you today!

Jennifer Taubert
Executive Vice President,
Worldwide Chairman
J&J Innovative Medicine

John C. Reed, M.D., Ph.D.
Executive Vice President, R&D
J&J Innovative Medicine

J&J

CONFIDENTIAL & PROPRIETARY. FOR INTERNA USE ONLY. NOT FOR DISTRIBUTION EXTERNALLY.

Better together.

Intra-Cellular THERAPIES

Johnson & Johnson

J&J

CONFIDENTIAL & PROPRIETARY. FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION EXTERNALLY.

“

We believe our first responsibility is to the patients, doctors and nurses, to mothers and fathers and all others who use our products and services.

”

OUR CREDO
USE, PROTECTING TH
OUR FINAL RESPONSIBILITY IS
MUST MAKE A SOUND PROFIT.
IDEAS. RESEARCH MUST BE CA
DEVELOPED, INVESTMENTS MA
PAID FOR. NEW EQUIPMENT M
PROVIDED AND NEW PRODUC
CREATED TO PROVIDE FOR A
ACCORDING TO THESE PRINC
REALIZE A FAIR RETURN.

J&J CONFIDENTIAL & PROPRIETARY. FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION EXTERNALLY.

Our legacy and leadership in neuroscience

A Leading Neuropsychiatry Company

70-year	20+	4	$7.1B
legacy	industry-leading innovations	medications on WHO Essential Medicines List	sales in 2023[1]

Haldol®
1959
Risperdal
1992
Reminyl
2000
CONCERTA
(methylphenidate HCl)
2001
RisperdalCONSTA
risperidone
2002
INVEGA
paliperidone
2007
INVEGA SUSTENNA
paliperidone palmitate
2011
INVEGA TRINZA
paliperidone palmitate
2015
Spravato
(esketamine)
2019
INVEGA HAFYERA
paliperidone palmitate
2021

J&J

1. Source: Evaluate Pharma WW Sales by Psychiatry indication

CONFIDENTIAL & PROPRIETARY. FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION EXTERNALLY.

Significant opportunity to address unmet need for millions of patients

- **Proven development and commercial capability** driving CAPLYTA®, a differentiated commercialized therapy
- **Robust and promising pipeline** with best-in-disease potential, including ITI-1284 and additional opportunities from clinical and pre-clinical programs
- **Strong leadership** into the next era of impactful, differentiated, precise treatments

J&J

CONFIDENTIAL & PROPRIETARY. FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION EXTERNALLY.

Driving neuroscience innovation, together

Significant unmet need remains

>1 billion patients worldwide

#1 cause of illness & disability

Market to double by 2030

J&J has made meaningful progress in advancing care

Innovative schizophrenia LAIs

SPRAVATO® acceleration & monotherapy approval

Submission for **Nipocalimab gMG**

ITCI expands reach with differentiated portfolio and pipeline

CAPLYTA® growth & expansion

Best-in-disease potential with ITI-1284 in 3 indications

Promising clinical and pre-clinical pipeline

Together, we have an opportunity to significantly advance patient care and improve the lives of millions worldwide.

J&J

CONFIDENTIAL & PROPRIETARY. FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION EXTERNALLY.

Questions?

J&J

CONFIDENTIAL & PROPRIETARY. FOR INTERNAL USE ONLY. DO NOT DISTRIBUTE.

Next steps & reminders

It remains business as usual.

Until the transaction closes it remains business as usual, with J&J and Intra-Cellular Therapies operating as separate companies. At this time, please do not reach out to anyone at J&J.

Integration plans are in development.

In the weeks and months ahead, we'll share updates and more information around the integration and our plans moving forward.

Stay focused & be compliant.

Intra-Cellular Therapies' strategies remain the same, and teams should continue to progress their work in accordance with company policies and procedures. Do not discuss J&J marketed or investigational products with customers.

Refrain from sharing on social media.

Postings on social media and other public communications around the transaction may be subject to U.S. federal securities laws.

J&J

CONFIDENTIAL & PROPRIETARY. FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION EXTERNALLY.

Q&A

Jennifer Taubert
Executive Vice President, Worldwide Chairman, Innovative Medicine

John Reed, M.D., Ph.D.
Executive Vice President, R&D, Innovative Medicine

Tom Cavanaugh
Company Group Chairman, North America, Innovative Medicine

Bill Martin, Ph.D.
Global Therapeutic Area Head, Neuroscience, Innovative Medicine

Dave Crutchfield
Head, Human Resources, Innovative Medicine

J&J

CONFIDENTIAL & PROPRIETARY. FOR INTERNAL USE ONLY. DO NOT DISTRIBUTE.

Cautions Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the acquisition of Intra-Cellular Therapies, Inc. (“ITCI”) by Johnson & Johnson. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or ITCI.

Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act will not be obtained; uncertainty as to the percentage of ITCI stockholders that will vote to approve the proposed transaction at the ITCI stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or ITCI during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of stockholder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of ITCI. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and ITCI can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 13, 2025, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and Johnson & Johnson’s subsequent filings with the SEC and in ITCI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 21, 2025, including in the sections captioned “Cautionary Statement Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and ITCI’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.intracellulartherapies.com or on request from Johnson & Johnson or ITCI.

Neither Johnson & Johnson nor ITCI undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Participants in the Solicitation

Johnson & Johnson and ITCI and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ITCI in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is available in Johnson & Johnson’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 16, 2024, and Johnson & Johnson’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 13, 2024. Information about ITCI’s directors and executive officers is available in ITCI’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and ITCI’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024. To the extent holdings of Johnson & Johnson’s or ITCI’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 3 filed by Sanjeev Narula on August  14, 2024 and the Form 4s filed by: Sharon Mates on August  23, 2024, August  28, 2024, August  30, 2024 and December  6, 2024; Joel S. Marcus on June  18, 2024 and June  25, 2024; Rory B. Riggs on June  18, 2024, June  25, 2024, July  2, 2024, October  2, 2024, October  15, 2024 and January  3, 2025; Eduardo Rene Salas on June  18, 2024 and June  25, 2024; Robert L. Van Nostrand on June  18, 2024, June  21, 2024, June  25, 2024 and July  2, 2024; Michael Halstead on November  14, 2024; Mark Neumann on August  20, 2024; and Sanjeev Narula on August 14, 2024. Investors and stockholders of ITCI are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from ITCI on ITCI’s website at www.intracellulartherapies.com or on request from Johnson & Johnson or ITCI. Additional information concerning the interests of ITCI’s participants in the solicitation, which may, in some cases be different than those of ITCI’s stockholders generally, is included in ITCI’s definitive proxy statement relating to the proposed transaction, which was filed with the SEC on February 18, 2025.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of ITCI by Johnson & Johnson. In connection with the proposed transaction, ITCI intends to file relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including ITCI’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF ITCI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ITCI’s PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders of ITCI are or will be able to obtain these materials (when they are available) free of charge at the SEC’s website at www.sec.gov, or free of charge from ITCI’s website at www.intracellulartherapies.com.